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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                Date of Report (Date of earliest event reported):

                                October 23, 2003


                          COLUMBIA BANKING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)



                                   Washington
                 (State or other jurisdiction of incorporation)


        0-20288                                            91-1422237
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(Commission File Number)                         IRS Employer Identification No.


                                  1301 A Street
                                Tacoma, WA 98402
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (253) 305-1900

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Item 12. RESULTS OF OPERATIONS AND FINANCIAL RESULTS


     On October 23, 2003, we issued a press release announcing our third quarter 2003 financial results. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.


     Exhibits

     99.1 Press Release dated October 23, 2003 announcing Third Quarter 2003 Financial Results.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: October 23, 2003                      COLUMBIA BANKING SYSTEM, INC.



                                                  By:  /s/ Melanie J. Dressel
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                                                       Melanie J. Dressel
                                                       Chief Executive Officer